Exhibit 99.1
Aerohive NetworksTM Reports Q2 2018 Results, with Record Non-GAAP Profitability
MILPITAS, CA — August 1, 2018 — Aerohive NetworksTM (NYSE: HIVE), a Cloud Networking Leader, today announced financial results for its second quarter ended June 30, 2018.
"We're pleased with our performance in the second quarter, as we continue to improve our execution and strengthen our financial foundation. We grew our Enterprise business by double digits, which has further lowered our dependence on the U.S. K-12 market," stated David Flynn, President and Chief Executive Officer. "We're excited to continue the momentum created by our recent new product introductions and are pleased with the strong interest in A3, our first standalone security product."
Financial Summary
Total revenue for the second quarter of fiscal year 2018 was $40.5 million, compared with $42.2 million for the second quarter of 2017. Subscription and support revenue was $11.2 million, or 28% of total revenue for the second quarter of fiscal year 2018, compared with $10.1 million, or 24% of total revenue, for the second quarter of 2017.
On a GAAP basis, net loss was $2.8 million for the second quarter of fiscal year 2018, compared with a net loss of $3.8 million for the second quarter of 2017. GAAP gross margin was 66.0% for the second quarter of fiscal year 2018, compared with 67.7% for the second quarter of 2017.
On a non-GAAP basis, net income was $0.9 million for the second quarter of fiscal year 2018, compared with a net income of $0.7 million for the second quarter of 2017. Non-GAAP gross margin was 66.7% for the second quarter of fiscal year 2018, compared with 68.5% for the second quarter of 2017.
New Accounting Standard
The Company adopted ASC 606, the new accounting standard related to revenue recognition effective January 1, 2018. The Company has adjusted prior-period information to reflect the adoption of this new standard.
Conference Call Information
Aerohive Networks will host a conference call and webcast for analysts and investors to discuss its second quarter 2018 results and outlook for its third quarter of fiscal year 2018 at 2:00 pm Pacific Time today, August 1, 2018. The call may be accessed by dialing 323-794-2093 and providing the passcode 5791281. A live and archived audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at http://ir.aerohive.com.
Safe Harbor Statement
This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance and expectations for continued momentum, including statements regarding the progress we are making to address challenges in our business, including sales execution issues, our ability to deliver innovative solutions as a full-stack cloud networking company, and our ability to strengthen our financial position. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: our ability to continue to attract, integrate, retain and train skilled personnel, especially skilled R&D and sales personnel, in general and in specific regions, our ability to develop and expand our revenue opportunities and sales capacity and improve the effectiveness of our channel, our ability to resolve challenges related to sales execution and improve our operating and sales execution, general demand for wireless networking in the industry verticals we target or demand for Aerohive® products in particular, our ability to benefit from our participation in the E-Rate program, unpredictable and changing market conditions, risks associated with the deployment, performance and adoption of our new products and services, risks associated with our growth, competitive pressures from existing and new companies, including pricing pressures, changes in the mix and selling prices of Aerohive products, technological change, product development delays, reliance on third parties to manufacture, warehouse and timely deliver Aerohive products, our inability to protect Aerohive intellectual property or to predict or limit exposure to third-party claims relating to its or Aerohive’s intellectual property, Aerohive’s limited operating history, particularly as a public company, uses of Aerohive’s capital and general market, political, regulatory, economic and business conditions in the United States and internationally.

Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s recent annual report on Form 10-K and quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at http://ir.aerohive.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures
Aerohive’s results for its second quarter of fiscal year 2018 reported in this press release and the related earnings conference call include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin;

•	non-GAAP product gross profit and non-GAAP product gross margin;

•	non-GAAP subscription and support gross profit and non-GAAP subscription and support gross margin;

•	non-GAAP operating income (loss) and non-GAAP operating margin;

•	non-GAAP net income (loss) and non-GAAP net income (loss) per share;

•	non-GAAP operating expenses and non-GAAP functional expenses; and

•	non-GAAP operating expense percentage and non-GAAP functional expense percentage.
The Company defines non-GAAP financial measures to exclude share-based compensation, adjustments to internal-use software amortization, and certain charges related to litigation and restructuring.
The Company has included certain non-GAAP financial measures in this press release because the Company believes they are key measures which can be used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although investors frequently use non-GAAP financial measures in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations, as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the expense related to stock-based compensation, which is an ongoing expense for the Company;

•
although amortization of internal-use software is a non-cash charge, the assets being amortized often will have to be replaced in the future, and non-GAAP net income (loss) and non-GAAP income (loss) per share do not reflect any cash requirement for such replacements;

•
excluding certain expenses associated with litigation in the quarter or fiscal year does not reflect the impact on our ongoing operations over this period of the cash requirement to defend such or other litigation;

•
excluding restructuring charges in the quarter or fiscal year does not reflect the cash requirement relating to the costs associated with restructuring and primarily relates to employee termination costs and benefits; and

•
other companies, including companies in our industry, may not exclude these as non-GAAP financial measures or may include them but calculate them differently, which reduces their usefulness as a comparative measure.

Because of these and other limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.
We have provided a description of these non-GAAP financial measures and a reconciliation of the Company's historical non-GAAP financial measures to their most directly comparable GAAP measures in the financial statement tables included in this press release, and we encourage investors to review the reconciliation.
A reconciliation of non-GAAP guidance measures to corresponding GAAP guidance measures is not available on a forward-looking basis due to the high variability and low visibility with respect to the charges that we exclude from these non-GAAP measures.
About Aerohive Networks
Aerohive (NYSE: HIVE) enables our customers to simply and confidently connect to the information, applications, and insights they need to thrive. Our simple, scalable, and secure platform delivers mobility without limitations. For our customers worldwide, every access point is a starting point. Aerohive was founded in 2006 and is headquartered in Milpitas, CA. For more information, please visit www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, or become a fan on our Facebook page.
“Aerohive” is a registered trademark and "Aerohive Networks" is a trademark of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners. All rights reserved.
Investor Relations Contact:
Jessica Stancil
The Blueshirt Group
(408) 769-6720
ir@aerohive.com

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenue:		(As Adjusted*)		(As Adjusted*)
Product	$29,268	$32,105	$54,334	$59,072
Subscription and support	11,207	10,096	21,908	19,458
Total revenue	40,475	42,201	76,242	78,530
Cost of revenue (1):
Product	10,379	10,470	19,050	19,285
Subscription and support	3,383	3,153	6,787	6,329
Total cost of revenue	13,762	13,623	25,837	25,614
Gross profit	26,713	28,578	50,405	52,916
Operating expenses:
Research and development (1)	8,581	9,222	17,860	18,772
Sales and marketing (1)	15,731	17,411	31,401	34,848
General and administrative (1)	5,272	5,489	11,226	11,786
Total operating expenses	29,584	32,122	60,487	65,406
Operating loss	(2,871)	(3,544)	(10,082)	(12,490)
Interest income	337	164	626	304
Interest expense	(183)	(147)	(347)	(277)
Other expense, net	(31)	(93)	(204)	(178)
Loss before income taxes	(2,748)	(3,620)	(10,007)	(12,641)
Provision for income taxes	84	197	142	294
Net loss	$(2,832)	$(3,817)	$(10,149)	$(12,935)
Net loss per share, basic and diluted	$(0.05)	$(0.07)	$(0.19)	$(0.24)
Weighted-average shares used in computing net loss per share, basic and diluted	54,828,749	53,175,684	54,582,129	52,808,412

(1) Includes stock-based compensation as follows:
Cost of revenue	$256	$276	$502	$547
Research and development	968	1,065	2,014	1,753
Sales and marketing	1,110	1,501	2,107	2,795
General and administrative	1,250	1,602	2,632	2,902
Total stock-based compensation	$3,584	$4,444	$7,255	$7,997

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Condensed Consolidated Balance Sheets
(unaudited, in thousands, except share and per share amounts)

	June 30	December 31,
	2018	2017
ASSETS		(As Adjusted*)
CURRENT ASSETS:
Cash and cash equivalents	$34,973	$27,249
Short-term investments	52,644	57,675
Accounts receivable, net	17,187	17,662
Inventories	11,234	13,495
Prepaid expenses and other current assets	6,689	6,396
Total current assets	122,727	122,477
Property and equipment, net	6,881	6,381
Goodwill	513	513
Other assets	5,270	4,900
Total assets	$135,391	$134,271
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$12,395	$11,946
Accrued liabilities	9,080	8,602
Debt, current	20,000	—
Deferred revenue, current	35,393	33,279
Total current liabilities	76,868	53,827
Debt, non-current	—	20,000
Deferred revenue, non-current	35,914	33,761
Other liabilities	1,687	1,769
Total liabilities	114,469	109,357
Stockholders’ equity:
Preferred stock	—	—
Common stock	55	55
Additional paid–in capital	285,722	278,528
Treasury stock	(7,239)	(6,216)
Accumulated other comprehensive loss	(44)	(30)
Accumulated deficit	(257,572)	(247,423)
Total stockholders’ equity	20,922	24,914
Total liabilities and stockholders’ equity	$135,391	$134,271

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Six Months Ended June 30,
	2018	2017
Cash flows from operating activities		(As Adjusted*)
Net loss	$(10,149)	$(12,935)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,493	1,631
Stock-based compensation	7,255	7,997
Other	(274)	(30)
Changes in operating assets and liabilities:
Accounts receivable, net	475	3,261
Inventories	2,261	(2,353)
Prepaid expenses and other current assets	(293)	(967)
Other assets	(370)	(225)
Accounts payable	(105)	4,105
Accrued liabilities	478	(289)
Other liabilities	12	53
Deferred revenue	4,267	2,128
Net cash provided by operating activities	5,050	2,376
Cash flows from investing activities
Purchases of property and equipment	(1,439)	(466)
Maturities of short-term investments	38,651	18,600
Purchases of short-term investments	(33,360)	(21,782)
Net cash provided by (used in) investing activities	3,852	(3,648)
Cash flows from financing activities
Proceeds from exercise of vested stock options and employee stock purchase plan	1,612	3,099
Payment for shares withheld for tax withholdings on vesting of restricted stock units	(1,673)	(451)
Payment to repurchase common stock	(1,023)	(1,020)
Payment on capital lease obligations	(94)	(83)
Net cash provided by (used in) financing activities	(1,178)	1,545
Net increase in cash and cash equivalents	7,724	273
Cash and cash equivalents at beginning of period	27,249	34,346
Cash and cash equivalents at end of period	$34,973	$34,619

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited, in thousands, except share and per share amounts)

	Three Months Ended June 30,				Six Months Ended June 30,
	2018		2017		2018		2017
			(As Adjusted*)				(As Adjusted*)
	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin
Gross Profit and Gross Margin Reconciliations:
GAAP gross profit	$26,713	66.0%	$28,578	67.7%	$50,405	66.1%	$52,916	67.4%
Stock-based compensation	256	0.6%	276	0.7%	502	0.7%	547	0.6%
Amortization of internal-use software	35	0.1%	35	0.1%	70	0.1%	70	0.1%
Restructuring charges	—	—%	—	—%	—	—%	51	0.1%
Non-GAAP gross profit	$27,004	66.7%	$28,889	68.5%	$50,977	66.9%	$53,584	68.2%

Product Gross Profit and Product Gross Margin Reconciliations:
GAAP product gross margin	$18,889	64.5%	$21,635	67.4%	$35,284	64.9%	$39,787	67.4%
Stock-based compensation	32	0.1%	52	0.2%	62	0.2%	103	0.2%
Restructuring charges	—	—%	—	—%	—	—%	51	0.1%
Non-GAAP product gross margin	$18,921	64.6%	$21,687	67.6%	$35,346	65.1%	$39,941	67.7%

Subscription and Support Gross Profit and Subscription and Support Gross Margin Reconciliations:
GAAP subscription and support gross margin	$7,824	69.8%	$6,943	68.8%	$15,121	69.0%	$13,129	67.5%
Stock-based compensation	224	2.0%	224	2.2%	440	2.0%	444	2.2%
Amortization of internal-use software	35	0.3%	35	0.3%	70	0.3%	70	0.4%
Non-GAAP subscription and support gross margin	$8,083	72.1%	$7,202	71.3%	$15,631	71.3%	$13,643	70.1%

Operating Income (Loss) and Operating Margin Reconciliations:
GAAP operating loss	$(2,871)	(7.1)%	$(3,544)	(8.4)%	$(10,082)	(13.2)%	$(12,490)	(15.9)%
Stock-based compensation	3,584	8.9%	4,444	10.5%	7,255	9.5%	7,997	10.2%
Amortization of internal-use software	35	0.1%	35	0.1%	70	0.1%	70	0.1%
Restructuring charges	—	—%	—	—%	—	—%	1,327	1.7%
Charges related to securities litigation	64	0.1%	—	—%	153	0.2%	—	—%
Non-GAAP operating income (loss)	$812	2.0%	$935	2.2%	$(2,604)	(3.4)%	$(3,096)	(3.9)%

	Amount	Per share	Amount	Per share	Amount	Per share	Amount	Per share
Net Income (Loss) and Net Income (Loss) per Share Reconciliations:
GAAP net loss	$(2,832)	$(0.05)	$(3,817)	$(0.07)	$(10,149)	$(0.19)	$(12,935)	$(0.24)
Stock-based compensation	3,584	0.07	4,444	0.08	7,255	0.14	7,997	0.15
Amortization of internal-use software	35	—	35	—	70	—	70	—
Restructuring charges	—	—	—	—	—	—	1,327	0.02
Charges related to securities litigation	64	—	—	—	153	—	—	—
Non-GAAP net income (loss), basic and diluted	$851	$0.02	$662	$0.01	$(2,671)	$(0.05)	$(3,541)	$(0.07)

Shares Used in Computing non-GAAP Basic and Diluted Net Income (Loss) per Share:
Weighted average shares used in computing net income (loss) per share, basic	54,828,749		53,175,684		54,582,129		52,808,412
Weighted average shares used in computing net income (loss) per share, diluted	56,002,902		54,413,327		54,582,129		52,808,412

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited, in thousands, except share and per share amounts)

	Three Months Ended June 30,				Six Months Ended June 30,
	2018		2017		2018		2017
			(As Adjusted*)				(As Adjusted*)
	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue
Operating and Functional Expenses and Expenses Percentages Reconciliations:
GAAP research and development	$8,581	21.2%	$9,222	21.9%	$17,860	23.4%	18,772	23.9%
Stock-based compensation	(968)	(2.4)%	(1,065)	(2.6)%	(2,014)	(2.6)%	(1,753)	(2.2)%
Restructuring charges	—	—%	—	—%	—	—%	(838)	(1.1)%
Non-GAAP research and development	$7,613	18.8%	$8,157	19.3%	$15,846	20.8%	$16,181	20.6%

GAAP sales and marketing	$15,731	38.9%	$17,411	41.3%	$31,401	41.2%	$34,848	44.4%
Stock-based compensation	(1,110)	(2.8)%	(1,501)	(3.6)%	(2,107)	(2.8)%	(2,795)	(3.6)%
Restructuring charges	—	—%	—	—%	—	—%	(243)	(0.3)%
Non-GAAP sales and marketing	$14,621	36.1%	$15,910	37.7%	$29,294	38.4%	$31,810	40.5%

GAAP general and administrative	$5,272	13.0%	$5,489	13.0%	$11,226	14.7%	$11,786	15.0%
Stock-based compensation	(1,250)	(3.0)%	(1,602)	(3.8)%	(2,632)	(3.4)%	(2,902)	(3.7)%
Restructuring charges	—	—%	—	—%	—	—%	(195)	(0.2)%
Charges related to securities litigation	(64)	(0.2)%	—	—%	(153)	(0.2)%	—	—%
Non-GAAP general and administrative	$3,958	9.8%	$3,887	9.2%	$8,441	11.1%	$8,689	11.1%

GAAP operating expenses	$29,584	73.1%	$32,122	76.1%	$60,487	79.3%	$65,406	83.3%
Stock-based compensation	(3,328)	(8.2)%	(4,168)	(9.9)%	(6,753)	(8.8)%	(7,450)	(9.5)%
Restructuring charges	—	—%	—	—%	—	—%	(1,276)	(1.6)%
Charges related to securities litigation	(64)	(0.2)%	—	—%	(153)	(0.2)%	—	—%
Non-GAAP operating expenses	$26,192	64.7%	$27,954	66.2%	$53,581	70.3%	$56,680	72.2%

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.